                                                                  Exhibit 10.110

                               THIRD AMENDMENT TO
                          LOAN AND SECURITY AGREEMENT
                          ---------------------------

  THIS THIRD AMENDMENT TO LOAN AND SECURITY AGREEMENT (the "Third Amendment") made as of the 30th day of November, 1998 by and among FIRST UNION NATIONAL BANK, successor to SIGNET BANK, successor by merger to SIGNET BANK/MARYLAND (the "Bank"), and YOUTH SERVICES INTERNATIONAL, INC., a Maryland corporation ("YSI"), and certain of its wholly-owned subsidiaries, namely: YOUTH SERVICES INTERNATIONAL OF IOWA, INC., a Maryland corporation; YOUTH SERVICES INTERNATIONAL OF TENNESSEE, INC., a Maryland corporation; YOUTH SERVICES INTERNATIONAL OF MARYLAND, INC., a Maryland corporation; YOUTH SERVICES INTERNATIONAL OF BALTIMORE, INC., a Maryland corporation; YOUTH SERVICES INTERNATIONAL OF NORTHERN IOWA, INC., an Iowa corporation; YOUTH SERVICES INTERNATIONAL OF SOUTH DAKOTA, INC., a South Dakota corporation; YOUTH SERVICES INTERNATIONAL OF TEXAS, INC., a Texas corporation; YOUTH SERVICES INTERNATIONAL OF MISSOURI, INC., a Missouri corporation; YOUTH SERVICES INTERNATIONAL OF VIRGINIA, INC., a Virginia Corporation; YOUTH SERVICES INTERNATIONAL OF DELAWARE, a Delaware corporation; YOUTH SERVICES INTERNATIONAL OF MINNESOTA, a Minnesota corporation; YOUTH SERVICES OF ILLINOIS, a Illinois corporation; YOUTH SERVICES INTERNATIONAL OF MICHIGAN, INC., a Michigan corporation; YOUTH SERVICES INTERNATIONAL SOUTHEASTERN PROGRAMS, INC., a Maryland corporation; and YSI OF CENTRAL IOWA, INC., an Iowa corporation (collectively, with YSI, the "Borrowers").


                                    Recitals
                                    --------

  A. The Bank and YSI and certain of YSI's wholly-owned subsidiaries executed a Loan and Security Agreement dated June 20, 1995 (the "Loan Agreement") which generally provided for the extension of a line of credit facility to YSI and such subsidiaries.

  B. The Bank and YSI and certain of YSI's wholly-owned subsidiaries entered into a First Amendment to Loan and Security Agreement dated as of December 12, 1996 (the "First Amendment") and an Amended and Restated Master Revolving Promissory Note (the "Line of Credit Note"), which generally amended certain terms of the Loan Agreement and provided for the addition of certain wholly-owned subsidiaries to the Loan Agreement, as amended.

  C. The Bank and YSI and certain YSI's wholly-owned subsidiaries entered into a Second Amendment to Loan and Security Agreement dated as of October 31, 1997 (the "Second Amendment") and a First Allonge to the Line of Credit Note which generally released and discharged certain of YSI's wholly-owned subsidiaries that had executed the Loan Agreement and/or the First Amendment and the Line of Credit Note.

  D. The Bank issued a letter dated June 11, 1998 to YSI whereby the Bank amended the Loan Agreement, as amended, to reduce the unused Line of Credit fee (the "Letter Amendment").

  E. Youth Services International of Texas, Inc., Youth Services International of Delaware, Inc., Youth Services International of Minnesota, Inc., Youth Services International of Illinois, Inc., Youth Services International of Michigan, Inc., and Youth Services International Southeastern Programs, Inc. (collectively, the "New Borrowers") are wholly-owned subsidiaries of YSI and have this date executed an Assumption Agreement evidencing their agreement to be bound by the terms of the Loan Agreement, as amended, and the Line of Credit Note.

  F. The Bank and the Borrowers agree to amend the Loan Agreement, as amended by the First Amendment, the Second Amendment and the Letter Amendment, upon the terms and conditions set forth herein.

  NOW, THEREFORE, for valuable consideration, the receipt and sufficiency of which is hereby acknowledged, the parties agree as follows:

  Section 1.  Defined Terms.  All terms defined in the Loan Agreement shall have
              -------------
the same meaning when used in this Third Amendment. As used hereafter, the term "Loan Agreement" shall mean the Loan and Security Agreement dated June 20, 1995 as amended by the First Amendment, the Second Amendment, the Letter Agreement and this Third Amendment. The Recitals are incorporated in and a part of this Third Amendment.

  Section 2.  Amendment.  Subject to satisfaction of the conditions of this
              ---------
Third Amendment, the Loan Agreement is amended in the following respects, and shall be construed and interpreted to give effect to the modifications and amendments expressly set forth herein.

     (a) The Maturity Date of the Line of Credit Note shall be extended to February 28, 1999, and such Maturity Date shall be reflected in the Second Allonge referred to in Section 6 below.

     (b) The New Borrowers shall be, and hereby are, bound by the terms of the Loan Agreement and Line of Credit Note, as amended, as if original signatories thereto.

The Borrower shall pay to the Bank an extension fee of Two Thousand Five Hundred Dollars ($2,500) upon execution of this Third Amendment.

     Section 3.  Representations and Warranties of Borrowers.  Borrowers hereby
                 -------------------------------------------
represent and warrant to Bank that (i) execution of this Third Amendment has been duly authorized by all requisite action of Borrowers; (ii) no consents are necessary from any third parties for Borrowers' execution, delivery or performance of this Third Amendment, (iii) this Third Amendment and the Loan Agreement as amended constitute the legal, valid and binding obligations of Borrowers enforceable against Borrowers in accordance with their terms, except to the extent that the enforceability thereof against Borrowers may be limited by bankruptcy, insolvency or other laws affecting the enforceability of creditors rights generally or by equity principles of general application, (iv) except as otherwise disclosed to the Bank in writing, all of the representations and warranties contained in Article V of the Loan Agreement, as amended hereby, are true and correct in all material respects with the same force and effect as if made on and as of the effective date of this Third Amendment, except that with respect to the representations and warranties made regarding Financial Statements, such representations and warranties are hereby made with respect to the most recent Financial Statements delivered by Borrowers to Bank, (v) there exists no default which is continuing and no Event of Default has occurred other than those that have been expressly waived by the Bank, and (vi) no default or Event of Default will occur immediately or with the passage of time or giving of notice as a consequence of this Third Amendment becoming effective.

  Section 4.  Chief Executive Offices.  The location of each Borrower's original
              -----------------------
entry books and records and the place where its records relating to Accounts are maintained as identified in the Loan Agreement is, and continues to be, accurate and complete.

  Section 5.  Reaffirmation.  Borrowers hereby acknowledge and confirm that (i)
              -------------
except as expressly amended hereby, the Loan Agreement and other Loan Documents remain in full force and effect, (ii) the Line of Credit Note evidences the indebtedness outstanding and owing to the Bank (which as of November 30, 1998 is 0), (iii) Borrowers have no defenses to their respective obligations under the Loan Agreement and the other Loan Documents, (iv) the Liens of the Bank under the Loan Documents continue in full force and effect and have the same priority as before this Third Amendment, and (v) Borrowers have no claim against Bank arising from or in connection with the Loan Agreement or the other Loan Documents.

  Section 6.  Allonge to Amended and Restated Master Revolving Promissory Note.
              ----------------------------------------------------------------
The terms of the Line of Credit Note shall be amended by the affixation of a Second Allonge to the Amended and Restated Master Revolving Promissory Note executed and delivered on December 12, 1996.

  Section 7.  Effect of Amendment.  Except as hereby amended, the terms and
              -------------------
conditions of the Loan Agreement and all other Loan Documents are hereby approved, ratified and confirmed and shall remain in force and effect until all principal, accrued interest and all other charges and costs due under the Loan Agreement and any and all notes have been paid, in full. The execution and delivery of this Third Amendment shall not constitute a novation, shall not extinguish, terminate, affect or impair the obligations of the Borrowers, and shall not waive, extinguish, terminate, affect or impair any security, right or remedy of the Bank against the Borrowers, the Borrowers' property or any other person obligated under the Loan Documents. The execution and delivery of this Third Amendment shall not constitute a waiver of any provision of the Loan Agreement, any of the other Loan Documents or any existing default or Event of Default, nor act as a release or subordination of the Liens and security interests of Bank in the Collateral.

  Section 8.  Effective Date.  Regardless of the date of execution and delivery
              --------------
of this Third Amendment or any other instrument referenced herein, it is intended that the terms of this Third Amendment and the modification and amendments provided for herein shall be effective as of November 30, 1998, regardless of the date of actual execution.

IN WITNESS WHEREOF, the parties hereto execute this Second Amendment the date and year first above written.

WITNESS/ATTEST:              FIRST UNION NATIONAL BANK


/s/ James E. Davis           By: /s/ Kevin Mahon (SEAL)
------------------              -----------------
                                Kevin Mahon
                                Vice President


                             YOUTH SERVICES INTERNATIONAL, INC.


/s/ James E. Davis           By: /s/ Mark S. Demilio (SEAL)
------------------              ---------------------
                                Mark S. Demilio
                                Senior Vice President - -
                                  Chief Financial Officer and
                                  General Counsel


                             YOUTH SERVICES INTERNATIONAL OF IOWA, INC.


/s/ James E. Davis           By: /s/ Mark S. Demilio (SEAL)
------------------              ---------------------
                                Mark S. Demilio
                                Vice President


                             YOUTH SERVICES INTERNATIONAL OF TENNESSEE, INC.


/s/ James E. Davis           By: /s/ Mark S. Demilio (SEAL)
------------------              ---------------------
                                Mark S. Demilio
                                Vice President


                             [SIGNATURES CONTINUED]

                             YOUTH SERVICES INTERNATIONAL OF MARYLAND, INC.


/s/ James E. Davis           By: /s/ Mark S. Demilio (SEAL)
------------------              ---------------------
                                Mark S. Demilio
                                Vice President


                             YOUTH SERVICES INTERNATIONAL OF BALTIMORE, INC.


/s/ James E. Davis           By: /s/ Mark S. Demilio (SEAL)
------------------              ---------------------
                                Mark S. Demilio
                                Vice President


                             YOUTH SERVICES INTERNATIONAL OF NORTHERN IOWA, INC.


/s/ James E. Davis           By: /s/ Mark S. Demilio (SEAL)
------------------              ---------------------
                                Mark S. Demilio
                                Vice President


                             YSI OF CENTRAL IOWA, INC.


/s/ James E. Davis           By: /s/ Mark S. Demilio (SEAL)
------------------              ---------------------
                                Mark S. Demilio
                                Vice President


                             [SIGNATURES CONTINUED]

                             YOUTH SERVICES INTERNATIONAL OF VIRGINIA, INC.


/s/ James E. Davis           By: /s/ Mark S. Demilio (SEAL)
------------------              ---------------------
                                Mark S. Demilio
                                Vice President


                             YOUTH SERVICES INTERNATIONAL OF SOUTH DAKOTA, INC.


/s/ James E. Davis           By: /s/ Mark S. Demilio (SEAL)
------------------              ---------------------
                                Mark S. Demilio
                                Vice President


                             YOUTH SERVICES INTERNATIONAL OF MISSOURI, INC.

/s/ James E. Davis           By: /s/ Mark S. Demilio (SEAL)
------------------              ---------------------
                                Mark S. Demilio
                                Vice President


                             YOUTH SERVICES INTERNATIONAL OF TEXAS, INC.

/s/ James E. Davis           By: /s/ Mark S. Demilio (SEAL)
------------------              ---------------------
                                Mark S. Demilio
                                Vice President


                             YOUTH SERVICES INTERNATIONAL OF DELAWARE, INC.


/s/ James E. Davis           By: /s/ Mark S. Demilio (SEAL)
------------------              ---------------------
                                Mark S. Demilio
                                Vice President

                             [SIGNATURES CONTINUED]

                             YOUTH SERVICES INTERNATIONAL OF MINNESOTA, INC.


/s/ James E. Davis           By: /s/ Mark S. Demilio (SEAL)
------------------              ---------------------
                                Mark S. Demilio
                                Vice President


                             YOUTH SERVICES INTERNATIONAL OF ILLINOIS, INC.


/s/ James E. Davis           By: /s/ Mark S. Demilio (SEAL)
------------------              ---------------------
                                Mark S. Demilio
                                Vice President


                             YOUTH SERVICES INTERNATIONAL OF MICHIGAN, INC.


/s/ James E. Davis           By: /s/ Mark S. Demilio (SEAL)
------------------              ---------------------
                                Mark S. Demilio
                                Vice President


                             YOUTH SERVICES INTERNATIONAL SOUTHEASTERN
                             PROGRAMS, INC.


/s/ James E. Davis           By: /s/ Mark S. Demilio (SEAL)
------------------              ---------------------
                                Mark S. Demilio
                                Vice President



                                [SIGNATURES END]

                                ACKNOWLEDGMENTS

STATE OF MARYLAND, CITY/COUNTY OF BALTIMORE, TO WIT:

          I HEREBY CERTIFY, that on this 15 day of December, 1998, before me, the undersigned, a Notary Public of the State aforesaid, personally appeared Kevin Mahon, who acknowledged himself to be the Vice President of FIRST UNION NATIONAL BANK, successor by merger to SIGNET BANK, and that he, as such Vice President, being authorized so to do, executed the foregoing instrument for the purposes therein contained, by signing the name of the corporation by himself as Vice President.



                                 /s/ Teresa L. Glatt
                                 -------------------
                                 Notary Public

My Commission Expires:
[SEAL]



STATE OF MARYLAND, CITY/COUNTY OF BALTIMORE, TO WIT:

          I HEREBY CERTIFY, that on this 15 day of December, 1998, before me, the undersigned, a Notary Public of the State aforesaid, personally appeared Mark S. Demilio, who acknowledged himself to be the Senior Vice President - - Chief Financial Officer and General Counsel of Youth Services International, Inc., a corporation, and that he, as such Senior Vice President - - Chief Financial Officer and General Counsel, being authorized so to do, executed the foregoing instrument for the purposes therein contained, by signing the name of the corporation by himself as Senior Vice President - - Chief Financial Officer and General Counsel.



                                 /s/ Teresa L. Glatt
                                 -------------------
                                 Notary Public

My Commission Expires:
[SEAL]

STATE OF MARYLAND, CITY/COUNTY OF BALTIMORE, TO WIT:

          I HEREBY CERTIFY, that on this 15 day of December, 1998, before me, the undersigned, a Notary Public of the State aforesaid, personally appeared Mark S. Demilio, who acknowledged himself to be the Vice President of Youth Services International of Iowa, Inc., Youth Services International of Tennessee, Inc., Youth Services International of Maryland, Inc., Youth Services International of Baltimore, Inc., Youth Services International of Northern Iowa, Inc., YSI of Central Iowa, Inc., Youth Services International of Virginia, Inc., Youth Services International of South Dakota, Inc., Youth Services International of Missouri, Inc., Youth Services International of Texas, Inc., Youth Services International of Delaware, Inc., Youth Services International of Minnesota, Inc., Youth Services International of Illinois, Inc., Youth Services International of Michigan, Inc., and Youth Services International Southeastern Programs, Inc. and that he, as Vice President of each such corporation, being authorized so to do, executed the foregoing instrument for the purposes therein contained, by signing the name of each of the corporations by himself as Vice President.


                                 /s/ Teresa L. Glatt
                                 -------------------
                                 Notary Public

My Commission Expires:
[SEAL]